MASSACHUSETTS INVESTORS GROWTH STOCK FUND*


            Supplement dated August 1, 2002 to the Current Prospectus


This Supplement describes the fund's class 529A, 529B and 529C shares, and it supplements certain information in the fund's Prospectus dated April 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code (Code). Contributions to these tuition programs may be invested in the fund's class 529A, 529B or 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

1.   RISK RETURN SUMMARY


     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Because class 529A, 529B and 529C shares are being initially offered for sale on August 1, 2002, these share classes do not yet have a performance record to report.


     2.   EXPENSE SUMMARY

     Expense Table. This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.


Shareholder Fees (fees paid directly from your investment):

                                                     Class 529A        Class 529B         Class 529C
     Maximum Sales Charge (Load) Imposed
         on Purchases (as a percentage of
         offering price)........................          5.75%              0.00%             0.00%

     Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever
         is less)...............................          0.00%              4.00%             1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets):


     Management Fees............................          0.33%              0.33%             0.33%
     Distribution and Service (12b-1) Fees(1)...          0.35%              1.00%             1.00%
     Other Expenses(2)..........................          0.51%              0.51%             0.51%
                                                          -----              -----             -----
     Total Annual Fund Operating Expenses(2)....          1.19%              1.84%             1.84%


-------------


(1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class 529A, 529B and 529C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are 0.50% annually for class 529A shares and 1.00% annually for class 529B and 529C shares.

     The remaining 0.15% class 529A distribution fee may be imposed only with the approval of the board of trustees which oversees the fund.


(2) "Other Expenses" are estimated for the fund's current fiscal year, and include the program management fee described below under "Management of the Fund." The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may also enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses" would be 1.17%, 1.82%, and 1.82% for class 529A, 529B and 529C shares, respectively. The only fees and charges a 529 participant will incur are an annual maintenance fee, sales charges and expenses of the fund, and miscellaneous other fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details.



Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


     Share Class                                   Year 1         Year 3
     Class 529A shares                              $689           $931
     Class 529B shares
         Assuming redemption at end of period       $587           $879
         Assuming no redemption                     $187           $579

     Class 529C shares

         Assuming redemption at end of period       $287           $579
         Assuming no redemption                     $187           $579


3.   MANAGEMENT OF THE FUND

Program Manager(s)


The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFS Fund Distributors, Inc. ("MFD") pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services ("529 assets"). The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Code and other regulatory requirements.



4.   DESCRIPTION OF SHARE CLASSES


The description of the fund's class A, B and C shares in the Prospectus applies equally to the corresponding class 529A, 529B and 529C shares. For example, the description of sales charges and the calculation of the CDSC is identical for the fund's class A, B and C shares and the corresponding class 529A, 529B and 529C shares.

Waivers of Sales Charges

Sales charge waivers that apply to the fund's class A, B and C shares apply equally to the corresponding class 529A, 529B and 529C shares, and are described in the fund's Statement of Additional Information (SAI), which is available upon request (see back page of the Prospectus for information on how to obtain a copy of the SAI). In addition:


     o any CDSC with respect to the 529 share classes will be waived where the redemption proceeds are used to pay for qualified higher education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however, the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program; and

     o all sales charges will be waived with respect to shares purchased through an employer sponsored plan, pursuant to guidelines created by MFD from time to time.


Distribution and Service Fees

The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class 529A, 529B and 529C shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.50% (0.25% distribution fee and 0.25% service fee) for class 529A shares and 1.00% (0.75% distribution fee and 0.25% service fee) for each of class 529B and 529C shares, and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sale charges. A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the board of trustees which oversees the fund.


5.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The description of how to purchase, exchange and redeem class A, B and C shares, together with the description of other related considerations, in the Prospectus applies equally to the corresponding class 529A, 529B and 529C shares, with a few exceptions noted below.

How to Purchase Shares


The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares. Additional restrictions may apply and are described in the program description.


How to Exchange Shares

Your ability to exchange your class 529A, 529B or 529C shares of the fund for corresponding class 529A, 529B and 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

How to Redeem Shares


If you redeem your class 529A, 529B or 529C shares and use the proceeds for non-qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

6.   INVESTOR SERVICES AND PROGRAMS


The description of investor services and programs in the Prospectus applies to class 529A, 529B and 529C shares, and references to class A, B and C shares in that discussion apply as well to the corresponding class 529A, 529B and 529C shares, with the exception noted below.


Distribution Options


Distributions  on the 529 share  classes will  automatically  be  reinvested  in
additional  shares.   Account  owners  do  not  have  the  option  of  receiving distributions in cash.



7.   OTHER INFORMATION


The description under "Other Information" in the Prospectus applies equally to class 529A, 529B and 529C shares. In addition, because the account owner may invest in the fund's class 529A, 529B and 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.


Tax Considerations


In addition to the tax considerations discussed in the fund's Prospectus and SAI, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes.

The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply.

Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied).. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.



8.   FINANCIAL HIGHLIGHTS


Because class 529A, 529B and 529C shares are being initially offered for sale on August 1, 2002, these share classes do not have financial highlights to report.


*El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.